UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

FIRST SENTRY BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

West Virginia	000-53790	03-0398338
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

823 Eighth Street, Huntington, West Virginia		25701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:                                  (304) 522-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition

On May 17, 2012, First Sentry Bancshares, Inc. (the "Company") issued a shareholder letter regarding its results of operations and financial condition at and for the three months ended March 31, 2012.  The text of the shareholder letter is included as Exhibit 99.1 to this report. The information included in the shareholder letter text is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits

The following Exhibit is attached as part of this report:

99.1	Shareholder letter announcing the Company’s results of operations and financial condition at and for the three months ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SENTRY BANCSHARES, INC.

DATE: May 21, 2012	By: /s/ Geoffrey S. Sheils
Geoffrey S. Sheils
President and Chief Executive Officer